Putnam
Core Bond
Fund*

Summary prospectus

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Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 2/28/23, are incorporated by reference into this summary prospectus.

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS P	CLASS R	CLASS R6	CLASS Y
	PTRNX	PTRBX	PTRGX	—	PTRKX	PTREX	PYTRX

*Prior to February 28, 2023, the fund was known as Putnam Fixed Income Absolute Return Fund.

Putnam Core Bond Fund

Goal

Putnam Core Bond Fund seeks high current income consistent with what Putnam Investment Management, LLC (Putnam Management) believes to be prudent risk.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 20 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	4.00%	1.00%*
Class B	NONE	1.00%**
Class C	NONE	1.00%***
Class P	NONE	NONE
Class R	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees+	Distribution and service (12b-1) fees	Other expenses=	Total annual fund operating expenses
Class A	0.39%	0.25%	0.00%	0.64%
Class B	0.39%	0.45%	0.00%	0.84%
Class C	0.39%	1.00%	0.00%	1.39%
Class P	0.39%	N/A	0.00%	0.39%
Class R	0.39%	0.50%	0.00%	0.89%
Class R6	0.39%	N/A	0.00%	0.39%
Class Y	0.39%	N/A	0.00%	0.39%
*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over two years.
***	This charge is eliminated after one year.
+	Restated to reflect the management fee under the fund’s new management contract, which took effect on March 1, 2023.
=	Other expenses are less than 0.01%.
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Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$463	$597	$742	$1,166
Class B	$186	$268	$466	$980
Class B (no redemption)	$86	$268	$466	$980
Class C	$242	$440	$761	$1,463
Class C (no redemption)	$142	$440	$761	$1,463
Class P	$40	$125	$219	$493
Class R	$91	$284	$493	$1,096
Class R6	$40	$125	$219	$493
Class Y	$40	$125	$219	$493

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 997%.

Investments, risks, and performance

Investments

The fund invests mainly in a diversified portfolio of investment-grade fixed-income securities. The fund invests mainly in bonds of governments and private companies that are investment-grade in quality with intermediate- to long-term maturities (three years or longer). Investment-grade securities are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating organization, or are unrated investments that Putnam Management believes are of comparable quality.

The fund may invest in below-investment-grade investments. However, the fund will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated securities that Putnam Management believes are of comparable quality. The fund will not necessarily sell an investment if its rating is reduced (or increased) after purchase.

The fund may consider, among other factors, a company’s or issuer’s credit, interest rate, liquidity and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Under normal circumstances, the fund will invest at least 80% of its net assets in bonds (bonds include any debt instrument, and may be represented by other investment instruments, including derivatives). This policy may be changed only after 60 days’ notice to shareholders. In addition to bonds, the fund may also invest in other fixed-income instruments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

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Risks

It is important to understand that you can lose money by investing in the fund.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time (including periods of one year or more) for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, and may exacerbate other risks to which the fund is subject.

Bond investments are subject to interest rate risk, which is the risk that the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which can be more sensitive to changes in markets, credit conditions, and interest rates and which may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields.

The fund’s investments in mortgage-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s investments in mortgage-backed securities may make the fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants.

Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The risk of a party failing to meet its obligations may increase if the fund has significant investment exposure to that counterparty. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures. Derivatives are also subject to other risks, including liquidity risk (e.g., liquidity demands arising from the requirement to make payments to a derivative counterparty), operational risk (e.g., settlement issues or system failures), and legal risk (e.g., insufficient legal documentation or contract enforceability issues).

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities

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that were not selected for the fund. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. Before February 28, 2023, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Best calendar quarter Q2 2020	4.50%
Worst calendar quarter Q1 2020	–7.55%

Average annual total returns after sales charges (for periods ended 12/31/22)

Share class	1 year	5 years	10 years
Class A before taxes	–2.87%	0.61%	1.41%
Class A after taxes on distributions	–5.14%	–0.98%	–0.24%
Class A after taxes on distributions and sale of fund shares	–1.70%	–0.18%	0.36%
Class B before taxes	–1.68%	0.89%	1.48%
Class C before taxes	–2.22%	0.33%	1.03%
Class P before taxes*	–0.24%	1.34%	1.91%
Class R before taxes	–0.78%	0.83%	1.40%
Class R6 before taxes	–0.24%	1.34%	1.91%
Class Y before taxes	–0.35%	1.35%	1.90%
Bloomberg U.S. Aggregate Bond Index† (no deduction for fees, expenses or taxes)	–13.01%	0.02%	1.06%
Putnam Core Bond Linked Benchmark†† (no deductions for fees, expenses or taxes)	1.33%	1.27%	0.77%
*	Performance for class P shares prior to their inception (8/31/16) is derived from the historical performance of class Y shares.
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†	As of February 28, 2023, the Bloomberg U.S. Aggregate Bond Index replaced the ICE BofA U.S. Treasury Bill Index as the primary benchmark for this fund because in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund. The ICE BofA U.S. Treasury Bill Index tracks the performance of U.S. dollar denominated U.S. Treasury bills, which represent obligations of the U.S. Government having a maturity of one year or less. For periods prior to February 28, 2023, the fund’s performance also was compared to that of the ICE BofA U.S. Treasury Bill Index + 3.00%, which was a factor in calculating the performance adjustment component to the fund’s management fee. Under the fund’s new management contract, which took effect on March 1, 2023, there is no performance adjustment. See the discussion under the sub-section The fund’s investment manager in the section Who oversees and manages the fund? in the fund’s prospectus for additional information regarding the calculation of the fund’s management fee. The average annual total returns of the ICE BofA U.S. Treasury Bill Index for the one-year, five-year and 10-year periods ended December 31, 2022 were 1.33%, 1.27% and 0.77%, respectively. The average annual total returns of the ICE BofA U.S. Treasury Bill Index + 3.00% for the one-year, five-year and 10-year periods ended December 31, 2022 were 4.33%, 4.27% and 3.77%, respectively. (A basis point is 1/100 of a percent.)
††	The Putnam Core Bond Linked Benchmark represents the performance of the ICE BofA U.S. Treasury Bill Index through February 27, 2023, and the performance of the Bloomberg U.S. Aggregate Bond Index through the current period.
The Bloomberg U.S. Aggregate Bond Index is a broad measure of market performance. Securities in the fund do not match those in the Index and the performance of the fund will differ.
All Bloomberg indices provided by Bloomberg Index Services Limited.
BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
ICE BofA Indexes: ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.
After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.
Class B and C share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Michael Salm
Chief Investment Officer, Fixed Income,
portfolio manager of the fund since 2008

Andrew Benson
Portfolio Manager, portfolio manager of
the fund since 2023

Albert Chan
Head of Portfolio Construction, portfolio
manager of the fund since 2017

Sriketan Mahanti
Portfolio Manager, portfolio manager of
the fund since 2023

Sub-advisors

Putnam Investments Limited***

The Putnam Advisory Company, LLC***

***	Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.
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Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial professional or by calling Putnam Investor Services at 1-800-225-1581. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investments, P.O. Box 219697, Kansas City, MO 64121-9697. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or, for exchanges only, online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually, and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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NP109 332032 2/23 Putnam Retail Management